                                                                    EXHIBIT 10.6

                               SUBLEASE AGREEMENT

This Sublease Agreement (the "Sublease") is executed this 21st day of May 1999, and between, Axent Technologies, Inc., a Delaware corporation ("Sublessor") and Integrated Healthcare Systems, Inc., a Delaware ("Sublessee").

                                   WITNESSETH:

WHEREAS, Reston Plaza Office, L.L.C. as Landlord ("Landlord") and Sublessor as Tenant executed a Lease Agreement dated ___________, 1998 (the "Lease"), a copy which is attached hereto at Exhibit "A", with respect to certain Premises described therein (the "Premises") a copy which is attached hereto as Exhibit "B"; and

WHEREAS, Reston Plaza I & II, L.L.C. ("Landlord") is the successor in interest to Reston Plaza Office, L.L.C. and

WHEREAS, Sublessor desires to sublease the Premises described as 3,682 rental square feet located on the second floor at 12030 Sunrise Valley Drive, Reston, Virginia (the "Subleased Premises") under and subject to the terms of the Lease and Sublessee desires to lease the Subleased Premises from Sublessor.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. Lease. Sublessee hereby expressly assumes and agrees to perform all obligations and covenants of Sublessor under the Lease with respect to the Subleased Premises. This Sublease and Sublessee's rights under this Sublease shall at all times be subject and subordinate to the Lease. If any conflict between the Lease and the Sublease occurs, the provisions of the Lease shall control, except as other specifically provided herein.

2. Term. The term of this Sublease shall commence (the "Commencement Date") on the earlier of (i) the date of occupancy by Sublessee or (ii) June 1, 1999, and, unless sooner terminated pursuant to the provisions hereof, shall terminate on the earlier of May 31, 2001, or two (2) years from the Commencement Date or the prior termination of the term of the Lease; provided, that if Sublessor shall not deliver the Premises to Sublessee in the condition required hereunder on or prior to June 1, 1999, the Commencement Date shall not occur until the date of such delivery. As used herein, the phrase "Lease Year" shall mean the twelve calendar month period commencing on the Commencement Date (or, if the Commencement Date is not the first day of a calendar month, then commencing on the first day of the calendar month during which the Commencement Date occurs) and each anniversary hereof, except that the last Lease Year may not be twelve calendar months and shall terminate on the last day of the term of this Sublease. Notwithstanding anything to the contrary contained herein, if Sublessor has not obtained the required consent of Landlord or has not delivered the Premises in the condition required hereunder on or before June 1, 1999, Sublessee shall have the right thereafter to cancel this Sublease, and, upon such cancellation, Sublessor shall return all sums theretofore deposited by Sublessee with Sublessor, and neither party shall have any further liability to the other.

3.       Rent.

                  (a) Sublessee shall pay to Sublessor gross annual rental ("Gross Rent") on a Full Service Basis for the Premises calculated as follows:

$29.00 per rentable square foot on a gross basis, for an annual total of $106,778 ("Annual Gross Rent"), , together with additional rent as set forth below with a three percent (3%) per annum increase on the anniversary date commencing June 1, 2000.

                  Annual Gross Rent shall be due and payable in twelve equal installments of $8,898.17 each. Each such installment shall be due and payable in advance on the fifth day prior to the first day of each calendar month of the term hereof. If the term of this Sublease commences on a day other than the first day of a month or ends on a day other than the last day of a month, Gross Rent for such month shall be prorated; prorated Gross Rent for any such partial first month of the term hereof shall be paid on the date on which the term commences.

                  (b) Sublessee shall also pay to Sublessor such other amounts payable by Sublessor under the Lease which are attributable to the Premises or attributable to Sublessee, its agents, employees, customers or invitees. Sublessee shall pay to Sublessor by way of additional rent during the Term the following:

                      i. The pro rata portion allocable to the Premises of the excess of "Operating Expenses" and the Real Estate Taxes allocable to the Premises over the "Base Year" which shall be the first twelve months extending from January 1, 1999 to December 31, 1999. The term "Operating Expenses" and "Real Estate Taxes" shall have the same definition as in the Lease. Notwithstanding any provision of this Sublease or the Lease to the contrary, Sublessee shall not be liable to Sublessor or Landlord for any Operating Expenses or Real Estate Taxes other than increases over the Base Year, as defined above.

                      ii. Its pro rata share of any other additional rent which shall become due during the Term. By way of example and not by way of limitation, charges by Landlord for furnishing air conditioning or heating to the Premises at times in addition to those certain times specified in the Lease, costs incurred by Landlord in repairing damage to the Building caused by an employee of Sublessee, and increased insurance premiums due as a result of Sublessee's use of the Premises would be amounts payable by Sublessee pursuant to this Subsection 3(b).

                  (c) Each amount due to Sublessor pursuant to Subsection 3(b) above and each other amount payable by Sublessee hereunder, shall be due and payable on the fifth day following the date on which Landlord or Sublessor has given notice to Sublessee of the amount thereof, but in no event later than the date on which any such amount is due and payable under the Lease.

                  (d) All amounts other than Gross Rent payable to Sublessor under this Sublease shall be deemed to be additional rent due under this Sublease. All past due installments of Gross Rent and additional rent shall bear interest from the date due until paid at the rate per annum equal to the rate set forth in the Lease.

                  (e) Sublessee shall pay Landlord on the due dates for services requested by Sublessee which are billed by Landlord directly to Sublessee rather than Sublessor.

                  (f) Sublessor unconditionally assigns to Landlord any and all payments due from Sublessee to Sublessor under the Sublease (the "Rents"). Sublessor acknowledges that this assignment is present, absolute and unconditional and Landlord shall therefore have the right to collect the Rents and to apply them in payment of any sums payable by Sublessor under the Lease. However, Sublessor shall have a license to collect the Rents until the occurrence of a default by Sublessor under the Lease. If a default occurs, Sublessor's right to collect the Rents shall be suspended until the default is cured. During such period, Landlord shall have the right to collect the Rents and apply them toward Sublessor's obligations under the Lease. Landlord's acceptance of any payment form Sublessee as a result of any default does not release Sublessor form liability under the terms, covenants, conditions, provisions or agreements under the Lease.

                  (g) Sublessee shall pay Rents to Sublessor at 2400 Research Boulevard, Rockville, Maryland 20850 or at such place as Sublessor may designate from time to time in writing unless and until it is notified by Landlord that it shall begin paying rents directly to Landlord, in which event Sublessee shall pay the Rents to Landlord at c/o Principal Capital Management, L.L.C., 801 Grand Avenue, Des Moines, IA 50392-1392, Attn: Commercial Real Estate Equities.

4.       Termination.

         (a) If at any time prior to the expiration of the term of the Sublease, the Lease shall terminate or be terminated for any reason (or Sublessor's right to possession shall terminate without termination of the Lease), the Sublease shall simultaneously terminate. However, Sublessee agrees, at the election and upon written demand of Landlord prior to the termination of the Lease, and not otherwise, to attorney to Landlord for the remainder of the term of the Sublease, such attornment to be upon all of the terms and conditions of the Lease. The foregoing provisions shall apply notwithstanding that, as a matter of law, the Sublease may otherwise terminate upon the termination of the Lease and shall be self-operative upon such written demand of Landlord, and no further instrument shall be required to give effect to said provisions. Upon demand of Landlord, however, Sublessee agrees to execute, from time to time, documents in confirmation of the foregoing provisions satisfactory to Landlord in which Sublessee shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy. Nothing contained in this paragraph shall be construed to impair or modify any right otherwise exercisable by Landlord, whether under the Lease, any other agreement or by law.

         (b) Landlord shall not (i) be liable to Sublessee for any act, omission or breach of the Sublease by Sublessor, (ii) be subject to any offsets or defenses which Sublessee might have against Sublessor, (iii) be bound by any rent or additional rent which Sublessee might have paid in advance to Sublessor, or (iv) be bound to honor any rights of Sublessee in any security deposit made with Sublessor, except to the extent Sublessor has turned over such security deposit to Landlord. Sublessor hereby agrees that in the event of Lease Termination, Sublessor shall immediately pay or transfer to Landlord any security deposit, rent or other sums then held by Sublessor.

5. Additional Services. Should Landlord furnish additional services to Sublessee in addition to those provided under the Lease, Sublessor consents to Landlord billing Sublessee directly, with copies to Sublessor. Should Sublessee fail to pay said amounts as additional rent under the Lease, Sublessor agrees to pay such amounts to Landlord upon written demand. A failure by Sublessor to pay upon demand within time periods provided in the Lease shall constitute a payment default under the Lease.

6. Use. Sublessee shall use the Subleased Premises for general office use and no other purpose without the prior written consent of Sublessor and Landlord.

7.       Notice.

         (a) Notices given hereunder shall be given as required under the Lease to the parties at the following addresses:

         If to Sublessor:  AXENT Technologies, Inc.
                           2400 Research Boulevard
                           Rockville, MD 20850
                           Attn: General Counsel

         Copy to:          Glenn R. Bonard, Esquire
                           Whiteford, Taylor & Preston L.L.P.
                           1025 Connecticut Avenue, N.W.
                           Washington, D.C. 20036-5405

         If to Sublessee:  Integrated Healthcare Systems
                           12030 Sunrise Valley Drive
                           Suite 200B
                           Reston, VA 20191

         Copy to:          Alan Grofe
                           10880 Poplar Ford Trail
                           Manassas, VA 20109


         (b) In the event any notice from the Landlord or otherwise relating to the Lease is delivered to the Premises or is otherwise received by Sublessee, Sublessee shall, as soon thereafter as possible, but in any event within twenty-four (24) hours, deliver such notice to Sublessor if such notice is written or advise Sublessor thereof by telephone if such notice is oral.

         (c) Notices and demands required or permitted to be given by either Sublessee or Sublessor to the other with respect hereto or to the Premises shall be in writing and shall not be effective for any purpose unless the same shall be served either by personal delivery with a receipt requested, by overnight air courier service or by United States certified or registered mail, return receipt requested, postage prepaid; provided however, that all notices of default shall be served either by personal delivery with a receipt requested or by overnight air courier service. Notices and demands shall be deemed to have been given two
(2) days after mailing, if mailed, or, if made by personal delivery or by overnight air courier service, then upon such delivery. Either party may change its address for receipt of notices by given notice to the other party.

8. Indemnification. Sublessor and Sublessee agree to indemnify and hold Landlord harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys' fees, incurred as a result of a claim by any person or entity (i) that it is entitled to a commission, finder's fee or the like payment in connection with the Sublease or (ii) relating to or arising out of the Sublease or any related agreements or dealings.

9.       Miscellaneous.

         (a) This Sublease may not be amended without the prior written consent of Landlord and Sublessor. Sublessee shall have no right to assign the Sublease or further sublet the Subleased Premises without the prior written consent of Sublessor and Landlord.

         (b) If any provisions of this Sublease shall be invalid or unenforceable, such provision shall be severable and such invalidity or unenforceablility shall not impair the validity of any other provision of this Sublease

         (c) This Sublease may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         (d) This Sublease shall be binding upon and inure to the benefit of the parties' respective successors and assigns, subject to all agreements and restrictions contained in the Lease and this Sublease with respect to sublease, assignment or other transfer. The agreements contained herein and the Lease constitute the entire understanding between the parties with respect to the subject matter hereof and supersede all prior agreements except for the Lease, written or oral, inconsistent herewith.

10. Additional Provisions. Addendum A attached hereto and made a part hereof contains additional provisions regarding the sublease of the Subleased Premises.

IN WITNESS WHEREOF, the parties hereto have executed this Sublease Agreement the day and year first above written.

SUBLESSOR:                          AXENT Technologies, Inc.


ATTEST:                             By:  /s/ Robert B. Edwards
                                         ---------------------------------------

/s/ Timothy O'Sullivan              Its: VP & CFO
-----------------------------            ---------------------------------------


SUBLESSEE:                          Integrated Healthcare Systems


ATTEST:                             By:  /s/ Alan Grofe'
                                         ---------------------------------------

-----------------------------       Its: President
                                         ---------------------------------------


COMMONWEALTH OF VIRGINIA
                                 ss.
COUNTY OF  FAIRFAX

May 21,  1999
-------
         Then personally appeared before me the above-named Alan Grofe',
(Vice) President of Integrated Healthcare Systems, and made oath that the foregoing instrument is the free act and deed of said corporation.

                                    /s/ ALL RAJESH KAPANI
                                    --------------------------------------------
                                        NOTARY PUBLIC
                                        My Commission expires:  July 31, 2000

STATE OF MARYLAND
                                 ss:
COUNTY OF
MONTGOMERY  1999

         The personally appeared before me the above-named Robert B. Edwards
(Vice) President of AXENT Technologies, Inc. and made oath that the foregoing instrument is the free act and deed of said Corporation and said (Vice) President.

                                    /s/
                                    --------------------------------------------
                                    NOTARY PUBLIC
                                    My Commission expires:

                                    Gant Redmon, Notary Public
                                    Montgomery County
                                    State of Maryland
                                    My Commission Expires Jan. 15, 20001

                                   EXHIBIT "A"

                                   PRIME LEASE






Sublessee acknowledges that the Sublessor has provided them with a copy of the Prime Lease by and between Reston Plaza Office, L. L. C. (Landlord) and Axent Technologies, Inc. (Tenant) dated "________________, 1998".

Acknowledged

Integrated Healthcare Systems, Inc. (Sublessee)


By: /s/Alan Grofe
    --------------------------------

    Title: President
    --------------------------------

    Date: 5/21/99
    --------------------------------

                                   EXHIBIT "B"

                                    PREMISES